GPS FUNDS II

GuidePath® Managed Futures Strategy Fund

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2017

The date of this Supplement is May 24, 2018
1.       Effective May 1, 2018, Kathryn Kaminski, Ph.D., CAIA, joined the portfolio management team of AlphaSimplex Group, LLC for the GuidePath® Managed Futures Strategy Fund (the "Fund").
2.       Accordingly, the following information is added to the table under "Portfolio Managers" in the Summary Section of the Fund's Prospectus:

Portfolio Manager	Title	Length of Service to the Fund
Kathryn Kaminski, Ph.D., CAIA	Chief Research Strategist	Since 2018

3.       The following is added under "Management of the Funds—Sub-Advisors and Portfolio Managers—GuidePath Managed Futures Strategy Fund" in the Fund's Prospectus:
Kathryn Kaminski, Ph.D., CAIA
Chief Research Strategist
As Chief Research Strategist of AlphaSimplex, Dr. Kaminski conducts applied research, leads strategic research initiatives, focuses on portfolio construction and risk management, and engages in product development. Dr. Kaminski joined AlphaSimplex in 2018 after being a visiting scientist at the Massachusetts Institute of Technology ("MIT") Laboratory for Financial Engineering. Prior to this, she held portfolio management positions as a director, investment strategies at Campbell and Company and as a senior investment analyst at RPM, a CTA fund of funds. Dr. Kaminski earned a B.S. in Electrical Engineering and a Ph.D. in Operations Research from MIT.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GPS FUNDS II

GuidePath® Managed Futures Strategy Fund

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2017

The date of this Supplement is May 24, 2018
1.       The first sentence in the "Other Accounts Managed" subsection under the heading "The Sub-Advisors—GPS Funds II—AlphaSimplex Group, LLC" in the Statement of Additional Information ("SAI") is deleted and replaced with the following:
Messrs. Robert S. Rickard and Robert W. Sinnott and Drs. Alexander D. Healy, Ph.D., John C. Perry, Ph.D., Phillippe P. Ludi, Ph.D. and Kathryn M. Kaminski, Ph.D., are responsible for managing the Managed Futures Strategy Fund's portfolio.

2.       The following is added to the table in the "Other Accounts Managed" subsection under the heading "The Sub-Advisors—GPS Funds II—AlphaSimplex Group, LLC" in the SAI:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Kathryn M. Kaminski*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*Information with respect to Dr. Kaminski is provided as of March 31, 2018.

3.       The last sentence in the "Description of Potential Material Conflicts of Interest" subsection under the heading "The Sub-Advisors—GPS Funds II—AlphaSimplex Group, LLC" in the SAI is deleted and replaced with the following:

As of March 31, 2018, the portfolio managers did not own any shares in the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE